Exhibit 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT VIR BIOTECHNOLOGY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT INFORMATION
Agreement to be Amended:	Grant agreement between the Bill & Melinda Gates Foundation and Vir Biotechnology Inc effective March 16, 2018, as amended, and bearing Investment ID INV-009475/OPP1182112
Amendment Purpose:	No Cost Extension
Amendment Date:	Date of this email
Amended “End Date”:	The term of the Agreement is extended by changing the End Date to January 31, 2022

THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the date of this email. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment will prevail.

UPDATED REPORTING & PAYMENT SCHEDULE
This Amendment notifies You that the reporting and/or payment schedule for Your grant has changed. Your updated Reporting & Payment Schedule is deleted and replaced with the following:

REPORTING & PAYMENT SCHEDULE
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Total Grant Amount				Up to $14,882,418.08